Exhibit 99.1
TIME NOTE

$[XX,XXX]              Hamden, Connecticut
                                          July 5, 2006

FOR VALUE RECEIVED, one hundred eighty (180) days after the date hereof, Host America Corporation, a Colorado corporation with a place of business in Hamden, Connecticut ("Maker") promises to pay to the order of [___________] of Connecticut ("Payee"), or other holder of this Note, the principal sum of [$XX,XXX] DOLLARS.

The from time to time outstanding balance hereof shall bear interest at the rate of ten (10%) percent per annum (the "Rate")

The final maturity date of this Note shall be one hundred eighty (180) days after the date hereof, on which date the entire indebtedness evidenced by this Note, including, without limitation, the unpaid principal balance and unpaid interest accrued thereon, shall be due and payable.

All payments hereon shall be applied to expenses as provided herein, interest and principal in such order as Payee shall, in its discretion, determine. Said sums shall be payable together with all lawful taxes and assessments levied thereon, or upon this Note, or upon the Payee with respect to the same, and together with all costs and expenses related to collecting this Note and together with all costs and expenses of foreclosing or protecting or sustaining the lien of any security which may be given to secure the payment of this Note and/or in any litigation or controversy arising from or connected with this Note and/or any collateral securing this Note and/or the Agreement hereinafter referred to and/or incurred in any action brought by the holder of a prior mortgage or lien in which the Payee is a party defendant, including without limitation reasonable attorneys’ fees. Said obligation to pay the reasonable attorneys’ fees of the Payee in connection with protecting, enforcing or realizing of the rights and remedies above described shall exist whether or not proceedings are instituted or court appearance is made on behalf of the Payee.

The Maker hereby waives presentment, demand, protest, notice of protest or other notice or notice of dishonor of any kind and further waives the right to trial by jury in any action to collect this Note or relating to any collateral securing this Note.

This Note is secured by a Security Agreement respecting accounts receivable owned by the Maker.

If any payment specified herein shall remain in arrears and unpaid for a period of fifteen (15) days after the same shall become due, at the option of Payee, (i) the interest rate accruing hereunder shall, from such default, be increased by three (3) percentage points per annum above the Rate then accruing hereunder immediately prior to such default and (ii) this Note shall become forthwith due and payable without presentment, demand, protest or notice of any kind, all of which being hereby expressly waived by the undersigned. Maker and Payee hereby agree that any default in any payments of principal or interest hereunder results in, inter alia, additional costs to Payee. Maker and Payee further agree that such default rate approximates the interest rate Payee might charge to Borrowers with sub-standard credit. In the event the default rate exceeds the maximum rate of interest allowed by law, the default rate shall be reduced so as to equal the maximum rate of interest allowed by law.

MAKER ACKNOWLEDGES THAT THIS NOTE EVIDENCES A COMMERCIAL TRANSACTION AS THAT TERM IS DEFINED IN CONNECTICUT GENERAL STATUTES SECTION 52-278a(a) AND PURSUANT TO CONNECTICUT GENERAL STATUTES SECTIONS 52-278b AND 52-278f, MAKER DOES HEREBY WAIVE ITS RIGHTS TO NOTICE AND HEARING PRIOR TO THE ISSUANCE BY THE PAYEE OF ANY PREJUDGMENT REMEDY, AND MAKER FURTHER WAIVES ANY RIGHTS AS MAY EXIST UNDER FEDERAL LAW TO ANY NOTICE AND/OR HEARING PRIOR TO THE PAYEE'S OBTAINING AND EXERCISING ANY PREJUDGMENT REMEDY.

MAKER AND PAYEE (BY ACCEPTANCE OF THIS NOTE) MUTUALLY HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT TO A TRIAL BY JURY IN RESPECT TO ANY CLAIM BASED HEREON, ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS NOTE, ANY OTHER LOAN DOCUMENTS (AS SUCH TERM IS DEFINED IN THE AGREEMENT) OR ANY DOCUMENT CONTEMPLATED TO BE EXECUTED IN CONECTION HEREWITH OR ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY, INCLUDING, WITHOUT LIMITATION, ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS OR ACTIONS OF PAYEE RELATING TO THE ADMINISTRATION OF THE NOTE OR ENFORCEMENT OF LOAN DOCUMENTS, AND AGREE THAT NEITHER PARTY WILL SEEK TO CONSOLIDATE ANY SUCH ACTION WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED. EXCEPT AS PROHIBITED BY LAW, MAKER HEREBY WAIVES ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY LITIGATION ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES. MAKER CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF PAYEE HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT PAYEE WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER. THIS WAIVER CONSTITUTES A MATERIAL INDUCEMENT FOR PAYEE TO ACCEPT THIS NOTE AND MAKE THE LOANS (AS DEFINED IN THE AGREEMENT).

THIS NOTE HAS BEEN MADE, EXECUTED AND DELIVERED IN THE STATE OF CONNECTICUT AND SHALL BE CONSTRUED AND ENFORCED UNDER AND IN ACCORDANCE WITH THE LAWS OF THE STATE OF CONNECTICUT.

The Maker hereby expressly waives to the full extent and for the maximum period permitted by applicable law, the right to plead any statute of limitations or any similar bar as a defense to any demand, claim or cause of action based upon or arising from such failure to pay any part of the principal of this Note or any interest thereon, which waiver as to each such failure shall be separate and distinct from any such waivers or to each other such failure. The waivers of notice and hearing for prejudgment remedies made herein are made by the Maker on behalf of the Maker and the Maker’s successors and assigns and shall apply to any and all actions against such successors and assigns.

This Note may be prepaid in whole or in part at any time without penalty.

                                         Host America Corporation

                                          By_________________________________

                                                           Its

3